UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 6, 2005

Travelzoo Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-50171	36-4415727
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Indentification Number)

590 Madison Avenue, 21st Floor, New York, New York 10022
(Address of Principal Executive Office)

Registrant's telephone number, including area code: (212) 521-4200

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        [   ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        [   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        [   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        [   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.     Financial Statements and Exhibits.

(c)	Exhibits. The Registrant is filing this report to provide copies of agreements with certain of its customers, as listed on the Exhibit Index.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVELZOO INC. (Registrant)
Date: January 6, 2005	By:	/s/ RALPH BARTEL
Ralph Bartel Chief Executive Officer

Exhibit Index

Exhibit	Description

10.1	Agreements between Travelzoo Inc. and Orbitz, LLC.
10.2	Agreements between Travelzoo Inc. and Avenue A.